Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

Supplement to:             Allstate Variable Annuity 3
                         Prospectus Dated June 18, 2001

This supplement describes the changes to various names mentioned in your prospectus. Please keep this supplement for future reference together with your prospectus.

o On May 1, 2001, Morgan Stanley Asset Management was renamed Morgan Stanley Investment Management Inc. All references in the current prospectus to "Morgan Stanley Asset Management" apply to Morgan Stanley Investment Management Inc.

o On August 1, 2001, Miller Anderson and Sherrerd, LLP will be renamed Morgan Stanley Investments L.P. All references in the current prospectus to "Miller Anderson and Sherrerd, LLP" apply to Morgan Stanley Investments L.P.



June 18, 2001